UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On August 23, 2016, HRG Group, Inc. (the “Company”) completed, through its subsidiaries (together, “HGI Energy”), the previously announced sale of Compass Production Partners (“Compass”) to an affiliate of Mountain Capital Management, a newly formed Houston based energy private equity firm (“Mountain Capital”). More specifically, on August 23, 2016, pursuant to the Purchase and Sale Agreement, dated July 1, 2016, HGI Energy sold to Mountain Capital all of its interests in Compass for a cash purchase price of $145.0 million (the “Compass Sale”). The proceeds received by HGI Energy from the Compass Sale were reduced by the outstanding balance of Compass’ existing credit facility of $125.2 million. Following the completion of the Compass Sale, the Company no longer owns, directly or indirectly, any oil and gas properties.
Simultaneously with the completion of the Compass Sale, HGI Energy’s $100.0 million notional aggregate amount of notes held by the Company’s affiliates were canceled and replaced with $92.0 million notional aggregate amount of new notes of HGI Energy (the “Energy Notes Exchange”) and HGI Energy was recapitalized with an equity contribution of $110.0 million to satisfy its future obligations.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired
Not applicable.

(b) Pro Forma Financial Information
Pursuant to Article 11 of Regulation S-X, filed as Exhibit 99.1 to this report and incorporated herein, are (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 2016, which present the Sale of Compass, the Energy Note Exchange and the sale by Compass, on December 1, 2015, of its oil and gas interests located in the Holly, Waskom and Danville Fields in East Texas and North Louisiana for a total amount of $153.4 million (such sale together with the Compass Sale and the Energy Note Exchange, the “Energy Transactions”); and (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the nine months ended June 30, 2016 and for the years ended September 30, 2015, 2014 and 2013, as if the Energy Transactions had occurred on October 1, 2012, and the related notes thereto.

(c) Shell Company Transactions
Not applicable.

(d) Exhibits

Exhibit No.	Description
99.1
The (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 2016, as if the Energy Transactions had occurred as of that date, (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the nine months ended June 30, 2016 and for the years ended September 30, 2015, 2014 and 2013, as if the Energy Transactions had occurred on October 1, 2012, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRG GROUP, INC.

/s/ George C. Nicholson
Name: George C. Nicholson
Title: Senior Vice President, Chief Accounting Officer and Acting Chief Financial Officer

Dated: August 29, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1
The (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 2016, as if the Energy Transactions had occurred as of that date, (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the nine months ended June 30, 2016 and for the years ended September 30, 2015, 2014 and 2013, as if the Energy Transactions had occurred on October 1, 2012, and the related notes thereto.